Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 12. Commitments and Contingencies

(a) Leases

In August 2018, we relocated our headquarters to Fort Lee, New Jersey under a lease agreement. The lease is for a term of seventy-five months with the first three months’ rent abated. Annual fixed base rent for the first year is $74,000, the second year is $102,000, the third year is $105,000, the fourth year is $108,000, the fifth year is $111,000, the sixth year is $115,000 and the final three months is $29,000.

Immune Ltd. occupies shared office space on a month-to-month basis in Jerusalem, Israel. Rent expense is approximately $1,000 per month. Immune Ltd. occupied shared office space on a month-to-month basis in Tel-Aviv, Israel through May 31, 2018. Rent expense was approximately $2,000 per month.

As of August 31, 2018, we terminated our lease for office space in Englewood Cliffs, New Jersey. Lease expense was approximately $3,000 per month. Cytovia occupied shared office space on a month-to-month basis in New York, New York , which ceased on August 31, 2018. Rent expense was approximately $4,000 per month.

We recorded rent expense of $59,000 and $405,000 for the nine months ended September 30, 2018 and 2017, respectively.

Future minimum lease payments under non-cancelable leases as of September 30, 2018 are as follows ($ in thousands):

Period Ending September 30,	Amount
2019	$91
2020	102
2021	105
2022	109
2023	112
Thereafter	124
Total	$643

(b) Licensing Agreements

We are a party to several research and licensing agreements, including iCo, BNS, Yissum, Dalhousie and Shire Biochem, which may require us to make payments to the other party upon the attaining certain milestones or as royalties as defined in the agreements.

(c) Litigation

On May 9, 2018, we received a complaint against us, Immune Pharmaceuticals, Ltd., our former CEO and Board Member, Daniel Teper and our former CFO, Serge Goldner, for approximately $2.8 million that was filed in the Tel Aviv District Court based on an agreement with our subsidiary, from 2011, relating to a loan of $260,000 which was repaid in full in 2011. The plaintiff claimed that the damages were based on certain warrants to purchase shares of our common stock, to participate in a future public offering or merger of the Company, with certain discounted terms and cash damages that it did not receive. In October 2014, we received a written demand from the plaintiff for damages and the parties discussed a settlement of this matter; however, until receipt of the complaint, we had not heard from the plaintiff since 2015. At this very early stage, we are unable to assess the validity or merits of the claim. We will review the claims and intend to vigorously defend against this action.

From time to time, we are involved in legal proceedings arising in the ordinary course of business. We believe there is no other litigation pending that could have, individually or in the aggregate, a material adverse effect on its results of operations or financial condition.

Note 12. Commitments and Contingencies

(a) Leases

In February 2015, we signed a lease agreement with ARE-EAST RMR Science Park, LLC, New York, NY, for corporate headquarters space at the Alexandria Center in New York City. In August 2015, we signed an amendment to the Alexandria Center lease agreement for an additional 1,674 square feet to be used for lab space and additional offices. Effective May 1, 2017, we terminated the lease agreement with ARE-EAST RMR Science Park, LLC, and forfeited a security deposit in the amount of $177,000 and relocated our headquarters to 550 Sylvan Avenue, Englewood Cliffs, NJ 07632 under a lease agreement with 550 Sylvan Avenue, LLC. Lease expense is $2,950 per month. The lease may be terminated upon two months’ written notice to the landlord.

Cytovia occupies shared office space on a month to month basis at 12 E 49th Street, New York, NY 10017 for rent expense of approximately $3,500 per month. Immune Ltd. occupies shared office space on a month to month basis in offices in Tel-Aviv and Jerusalem, Israel for a combined rent expense of approximately $2,900 per month.

We recorded rent expense of $0.1 million and $0.6 million for the years ended December 31, 2017 and 2016, respectively.

(b) Licensing Agreements

We are a party to a number of research and licensing agreements, including iCo, BNS, Yissum, Dalhousie, MabLife, Lonza, Atlante and Shire Biochem, which may require us to make payments to the other party upon the other party attaining certain milestones or royalties as defined in the agreements. We may be required to make future milestone royalty payments under these agreements (see Note 6).

(c) Litigation

Immune Pharmaceuticals Inc. was the defendant in litigation involving a dispute with the plaintiffs Kenton L. Cowley and John A. Flores. The complaint alleges breach of contract, breach of covenant of good faith and fair dealing, fraud and rescission of contract with respect to the development of a topical cream containing ketamine and butamben, known as EpiCept NP-2. A summary judgment in Immune’s favor was granted in January 2012 and the plaintiffs filed an appeal in the United States Court of Appeals for the Ninth Circuit in September 2012. A hearing on the motion occurred in November 2013. In May 2014, the court scheduled the trial in November 2014 and a mandatory settlement conference in July 2014. In July 2014, the parties failed to reach a settlement at the mandatory settlement conference. The case was tried by a jury, which rendered a decision on March 23, 2015, in favor of us on all causes of action.

In April 2015, the plaintiffs filed a motion for a new trial, which was heard by the Court on June 8, 2015. In October 2015, the court denied the plaintiff’s motion for a new trial. On October 9, 2015, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit. On February 13, 2018, the Appellate Court affirmed the district court’s judgment in favor us.

During the years ended December 31, 2017 and 2016, in connection with this litigation matter, we incurred legal costs of approximately $0.1 million and $0.1 million, respectively.

From time to time, we are involved in legal proceedings arising in the ordinary course of business. We believe there is no other litigation pending that could have, individually or in the aggregate, a material adverse effect on its results of operations or financial condition.